SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement         [ ]  Confidential,  for  Use  of  the
[ ]  Definitive Proxy Statement                Commission Only
[ ]  Definitive Additional Materials          (as permitted by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             IDM ENVIRONMENTAL CORP.
                           ---------------------------
                (Name of Registrant As Specified In Its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5.   Total fee paid:

          ----------------------------------------------------------------------



[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          ----------------------------------------------------------------------

     2.   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3.   Filing Party:

          ----------------------------------------------------------------------

     4.   Date Filed:

          ----------------------------------------------------------------------

                             IDM ENVIRONMENTAL CORP.
                              396 Whitehead Avenue
                          South River, New Jersey 08882


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, JUNE 2, 1998


To the Shareholders of IDM Environmental Corp.:

     An Annual Meeting of Shareholders of IDM Environmental Corp. (the "Company") will be held at the Brunswick Hilton, 3 Tower Center Drive, East Brunswick, New Jersey 08816 at 10:00 a.m., on Tuesday, June 2, 1998 for the following purposes:

          1. To elect four directors, consisting of two Class I directors and two Class II directors to hold office until the 2000 and 2001 annual meetings of shareholders, respectively, or until their successors are duly elected and qualified.

          2. To consider a proposal to adopt the IDM Environmental Corp. 1998 Comprehensive Stock Option and Award Plan.

          3. To consider a proposal to authorize the issuance of common shares in excess of 3,285,438 on the conversion of outstanding Series C Preferred Stock and Warrants.

          4. To consider a proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares from 31,000,000 to 76,000,000, consisting of 75,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock.

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on April 15, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.

     YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

                                    By Order of the Board of Directors



                                    Frank A. Falco
                                    Secretary


South River, New Jersey
April     , 1998

                             IDM ENVIRONMENTAL CORP.
                              396 Whitehead Avenue
                          South River, New Jersey 08882


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 2, 1998


     This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of IDM Environmental Corp. (the "Company") for use at the 1998 Annual Meeting of Shareholders of the Company and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at the Brunswick Hilton, 3 Tower Center Drive, East Brunswick, New Jersey 08816, on Tuesday, June 2, 1998 at 10:00 a.m. local time. The Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about April , 1998.

Proxies

     The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted FOR the election to the Board of Directors of the nominees of the Board of Directors named herein, FOR the adoption of the IDM Environmental Corp. 1998 Comprehensive Stock Option and Award Plan, FOR the authorization of the issuance of common shares in excess of 3,285,438 on the conversion of outstanding Series C Preferred Stock and Warrants, FOR the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares and as the proxy holders deem advisable on other matters that may come before the meeting. Proxies are revocable by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

Voting Securities

     Shareholders of record at the close of business on April 15, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the total number of shares of common stock of the Company, $.001 par value per share (the "Common Stock"), outstanding and entitled to vote was 17,704,935. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

Quorum and Other Matters

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

     Shares of Common Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Proposal 4, relating to the amendment of the Company's Restated Certificate of Incorporation, requires the approval of a majority of all shares outstanding. Each of the other matters scheduled to come before the Annual Meeting requires the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions and broker non-votes will have the same affect as a vote AGAINST Proposal 4 but will have no effect on the election of directors or any other matter.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Board of Directors of the Company presently consists of five directors. In February of 1998, the size of the Board was increased to seven directors. The Board is divided into classes (Class I, Class II and Class III) serving staggered three-year terms. The terms of the current Class I, II and III directors expire, respectively, at the 2000 annual meeting, at the upcoming annual meeting and at the 1999 annual meeting. Each director will serve until the expiration of his term and until his successor is duly elected and qualified or until such director's earlier resignation or removal. Frank Patti is the Class I director; Richard Keller and Robert McGuinness are the Class II directors; and Joel Freedman and Frank Falco are the Class III directors.

     The terms of Richard Keller and Robert McGuinness expire as of the upcoming annual meeting. The Board of Directors has nominated Mr. Keller and Mr. McGuinness to remain as Class II directors until the 2001 annual meeting of shareholders and until their successors are duly elected and qualified or until such directors' earlier resignation or removal. In addition to the nominations of Mr. Keller and Mr. McGuinness to continue to serve as Class II directors, the Board of Directors has nominated Michael Killeen and Mark Franceschini to fill the vacancies created by the increase in the Board size and to serve as Class I directors until the 2000 annual meeting of shareholders and until their successors are duly elected and qualified or until such directors' earlier resignation or removal. Directors shall be elected to fill the Class I and Class II positions by shareholders holding a plurality of the shares of Common Stock present at the Annual Meeting. It is the intention of the persons named in the form of proxy, unless authority is withheld, to vote the proxies given them for the election of the above named nominees (the "Nominees"). In the event, however, that any of the Nominees is unable or declines to serve as a director, the appointees named in the form of proxy reserve the right to substitute another person of their choice as Nominee, in his place and stead, or to vote for such lesser number of directors as may be presented by the Board of Directors in accordance with the Company's Bylaws. The Board of Directors has no reason to believe that any Nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.
---

Information Regarding Nominees and Directors

     Directors Standing for Election -- Class I

     Michael B. Killeen. Mr. Killeen, 52, is a Nominee for election as director. Since September of 1991, Mr. Killeen has served as Treasurer and Chief Financial Officer of the Company. Mr. Killeen previously served as a Director of the Company from September of 1991 until May of 1996. Prior to joining the Company, Mr. Killeen served as controller of Burnham Corporation, a multiple plant manufacturer of heating equipment, from 1978 to 1991.

     Mark Franceschini. Mr. Franceschini, 60, is a Nominee for election to his first term as a director of the Company. Mr. Franceschini retired in 1993 after serving ten years as the Superintendent of Schools for the Wall Township Public Schools in Wall, New Jersey. From 1967 to 1983, Mr. Franceschini served as a teacher and administrator. Prior to entering the education field, Mr. Franceschini was a vice president and co-founder of IRT Electronics, a manufacturer of pressure transducers.

     Directors Standing for Election -- Class II

     Richard Keller. Mr. Keller, 48, has served as a director of the Company since August 1997. Mr. Keller retired in 1997 from his position as Senior Vice President/Manager of Garvin GuyButler Corporation, a money brokerage firm, where he managed the trading desk.

     Robert McGuinness. Mr. McGuinness, 46, has served as a director of the Company since 1994. Since January of 1995, Mr. McGuinness has served as a partner in the certified public accounting firm of McGuinness, Corley & Hodavance. For more than five years prior to January of 1995, Mr. McGuinness was Vice President of Essroc Corp., a cement manufacturer. Mr. McGuinness serves as Chairman of the Company's Audit Committee and Compensation Committee.

     Director Continuing in Office -- Class I

     Frank Patti. Mr. Patti, 69, has served as a director of the Company since 1994. Mr. Patti has been a Project Engineer at the Brookhaven National Laboratory since October of 1994. From March of 1994 through September of 1994, Mr. Patti was a self-employed nuclear engineering consultant. For more than five years prior to March of 1994, Mr. Patti was Chief Nuclear Engineer for Burns & Roe, a major engineering firm. Mr. Patti serves on the Company's Audit Committee and Compensation Committee.

     Directors Continuing in Office -- Class III

     Joel A. Freedman. Mr. Freedman, 62, has served as a director of the Company since 1978. Mr. Freedman has served as President and Chief Executive Officer of the Company since co-founding the Company in 1978 and served as Chairman of the Board from 1978 until June of 1993.

     Frank A. Falco. Mr. Falco, 64, has served as a director of the Company since 1978. Mr. Falco has served as Executive Vice President and Secretary of the Company since co-founding the Company in 1978 and has served as Chairman of the Board and Chief Operating Officer of the Company since June of 1993.

Information Regarding Executive Officers Who Are Not Directors

     The following table sets forth the names, ages and offices of the present executive officers of the Company other than those who serve as directors and who are described above. The periods during which such persons have served in such capacities are indicated in the description of business experience of such persons below.

  Frank Pasalano (45)........     Vice President of Operations
  James R. Harrigan (48).....     Vice President of Environmental Services
  John M. Tuohy (52).........     Vice President of Nuclear Services
  John Klosek (50)...........     Vice President of Engineering
  Joe Dias (44)..............     Vice President of Sales and Purchasing
  Stuart M. Brown (35).......     Vice President and General Counsel
  Jose Capote (41)...........     Vice President of Business Development

     Other than officers who are subject to employment agreements, each officer serves at the discretion of the Board of Directors. See "Employment Contracts, Termination of Employment and Change in Control Arrangements."

     Mr. Falco is the uncle of Mr. Pasalano. Otherwise, there are no family relationships among any of the directors or officers of the Company.

     Frank Pasalano has served as Vice President of Operations of the Company since 1985. Previously, Mr. Pasalano served as a project manager for the Company from 1978 to 1985.

     James R. Harrigan has served as Vice President of Environmental Services since 1989. Previously, Mr. Harrigan served as General Manager of Combustion Engineering, a national engineering firm, from 1986 to 1989.

     John M. Tuohy has served as Vice President of Nuclear Services of the Company since 1990. Previously, Mr. Tuohy served as Director of Burns & Roe, a national engineering firm, from 1970 to 1990.

     John Klosek has served as Vice President of Engineering of the Company since 1989. Previously, Mr. Klosek served as Associate Director of Colgate Palmolive, a conglomerate engaged in the worldwide production and marketing of consumer goods, from 1969 to 1989.

     Joe Dias has served as Vice President of Sales and Purchasing of the Company since 1979.

     Stuart M. Brown has served as General Counsel of the Company since February of 1995 and as a Vice President of the Company since May of 1995. Previously, Mr. Brown was a partner in the law firm of Becker and Brown from September of 1994 to February of 1995. For the prior five years, Mr. Brown was an associate with the law firm of Sills Cummis Zuckerman Radin Tishman Epstein & Gross.

     Jose Capote has served as Vice President of Business Development of the Company since May of 1995 and previously as Director of Business Development since March of 1994. For the previous five years Mr. Capote served as Director of Business Development for Burns & Roe.

Compliance With Section 16(a) of Exchange Act

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during 1997. All of the filing requirements were satisfied on a timely basis in 1997. In making these disclosures, the Company has relied solely on written statements of its directors, executive officers and shareholders and copies of the reports that they filed with the Commission.

Committees and Attendance of the Board of Directors

     In order to facilitate the various functions of the Board of Directors, the Board has created a standing Audit Committee and a standing Compensation Committee.

     The functions of the Company's Audit Committee are to review the Company's financial statements with the Company's independent auditors; to determine the effectiveness of the audit effort through regular periodic meetings with the Company's independent auditors; to determine through discussion with the Company's independent auditors that no unreasonable restrictions were placed on the scope or implementation of their examinations; to inquire into the effectiveness of the Company's financial and accounting functions and internal controls through discussions with the Company's independent auditors and officers of the Company; to recommend to the full Board of Directors the engagement or discharge of the Company's independent auditors; and to review with the independent auditors the plans and results of the auditing engagement. The members of the Audit Committee are Mr. McGuinness, Chairman, Mr. Patti and Mr. Keller.

     The functions of the Company's Compensation Committee include reviewing the existing compensation arrangements with officers and employees, periodically reviewing the overall compensation program of the Company and recommending to the Board modifications of such program which, in the view of the development of the Company and its business, the Committee believes are appropriate, recommending to the full Board of Directors the compensation arrangements for senior management and directors, and recommending to the full Board of Directors the adoption of compensation plans in which officers and directors are eligible to participate and granting options or other benefits under such plans. The members of the Compensation Committee are Mr. McGuinness, Chairman, Mr. Keller and Mr. Patti.

     The Board of Directors does not have a standing nominating committee or a committee performing similar functions.

     During the year ended December 31, 1997, the Board of Directors held 5 formal meetings and acted through unanimous written consent on other occasions, the Audit Committee held no meetings and the Compensation Committee held 1 meeting. Each director (during the period in which each such director served) attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, plus (ii) the total number of meetings held by all committees of the Board of Directors on which the director served.

Compensation of Directors

     Each non-employee director of the Company is paid a fee of $1,000 for each Board of Directors meeting or committee meeting attended. The Company also reimburses each director for all expenses of attending such meetings.

     Pursuant to the Company's 1995 Stock Option Plan, each non-employee director is granted options to purchase 5,000 shares of Common Stock upon their initial appointment as a director and options to purchase an additional 5,000 shares will be granted to such non-employee directors on each anniversary of their appointment as a director. All such options are exercisable at the fair market value of the Company's Common Stock on the date of grant. Such options are fully vested and exercisable with respect to all of the shares covered on the date of each grant.

     Assuming the adoption of the IDM Environmental Corp. 1998 Comprehensive Stock Option and Award Plan, in lieu of the grants under the 1995 Stock Option Plan, commencing in 1998 and upon each subsequent reelection of each non-employee director, options will be granted to each non-employee director to purchase 5,000 shares of Common Stock multiplied by the number of years remaining in each non-employee director's term. All such options will be exercisable at the fair market value of the Company's Common Stock on the date of grant. Such options will vest and become exercisable at the rate of 5,000 shares upon election as a non-employee director and 5,000 shares per year on each subsequent anniversary of election provided that the non-employee director continues to serve in such capacity.

     No additional compensation of any nature is paid to employee directors.

Executive Compensation and Other Matters

     The following table sets forth information concerning cash and non-cash compensation paid or accrued for services in all capacities to the Company during the year ended December 31, 1997 of each of the five most highly compensated executive officers of the Company (the "Named Officers").


                                                                                                         Long Term
                                                         Annual Compensation                           Compensation
                                    ------------------------------------------------------------      --------------
                                                                                 Other Annual             Stock
Name and Principal Position          Year        Salary ($)       Bonus ($)     Compensation ($)        Options (#)
----------------------------         ----        ---------        --------      ----------------        -----------


Joel A. Freedman...................  1997        480,000              -0-             (1)                100,000
  President and                      1996        250,000          230,000             (1)                 75,000
  Chief Executive Officer            1995        277,500              -0-             (1)                   -0-
Frank A. Falco.....................  1997        480,000              -0-             (1)                100,000
  Executive Vice President and       1996        250,000          230,000             (1)                 75,000
  Chief Operating Officer            1995        277,500              -0-             (1)                   -0-
Frank Pasalano.....................  1997        135,670              -0-             (1)                   -0-
  Vice President of                  1996        133,656              -0-             (1)                  5,000
  Operations                         1995        133,656              -0-             (1)                   -0-
Michael B. Killeen.................  1996        123,094              -0-             (1)                  5,000
  Treasurer and Chief                1995        122,081              -0-             (1)                 20,000
  Financial Officer                  1995        120,925              -0-             (1)                   -0-
James R. Harrigan..................  1997        119,913              -0-             (1)                   -0-
  Vice President of                  1996        119,913              -0-             (1)                  5,000
  Environmental Services             1995        117,264              -0-             (1)                   -0-


(1) Although the officers receive certain perquisites such as auto allowances and Company provided life insurance, the value of such perquisites did not exceed the lesser of $50,000 or 10% of the officer's salary and bonus.

Stock Option Grants

     The following table sets forth information concerning the grant of stock options made during 1997 to each of the Named Officers:


                                                    Percent of                                      Potential Realizable Value
                                                   Total Options                                    at Assumed Annual Rates
                                                    Granted to                                    of Stock Price Appreciation
                                      Options      Employees in      Price          Expiration             For Option Term
           Name                      Granted (1)    Fiscal Year    Per Share          Date                5%             10%
          ------                    ------------   ------------    ---------       ----------       -----------------------------


Joel A. Freedman................       100,000        37.4%       $ 2.81875         07/23/02          $533,645        $673,394
Frank A. Falco..................       100,000        37.4%         2.81875         07/23/02           533,645         673,394
Michael B. Killeen..............         5,000         1.9%          2.5625         07/23/07            36,142          57,550



---------

(1) All referenced options were granted under the Company's 1995 Plan except for Mr. Killeen's which were granted under the 1993 Plan. All such options were fully vested and became exercisable on the date of grant.

Stock Option Exercises

     The following table sets forth information concerning the exercise of stock options during 1997 by each of the Named Officers and the number and value of unexercised options held by the Named Officers at the end of 1997:



                                                                     Number of Unexercised             Value of Unexercised
                                       Shares                             Options at                  In-the Money Options
                                   Acquired on        Value              at FY-End (#)                  at FY-End ($)(1)
         Name                      Exercise (#)    Realized ($)   Exercisable    Unexercisable    Exercisable     Unexercisable
        -----                     -------------   -------------  -------------  --------------   -------------   ---------------


Joel A. Freedman....................   -0-           -0-             175,000        -0-              793,125            -0-
Frank A. Falco......................   -0-           -0-             175,000        -0-              793,125            -0-
Frank Pasalano......................   -0-           -0-              30,360        -0-              151,800            -0-
Michael B. Killeen.................. 5,000        23,750              45,036        -0-              222,308            -0-
James R. Harrigan...................   -0-           -0-              30,810        -0-              154,050            -0-



--------

(1) Based on the fair market value per share of the Common Stock at year end, minus the exercise price of "in-the-money" options. The closing price for the Company's Common Stock on December 31, 1997 on the Nasdaq National Market System was $7.00.

Stock Option Repricing

     The following table sets forth all repricings of stock options held by the Named Officers since the Company's initial public offering in April 1994. See "Compensation Committee Report - Stock Option Repricing."



                                                                                                        Length of
                                      Number of                                                         original
                                     securities      Market price       Exercise                      option term
                                     underlying      of stock at      price at time                   remaining at
                                      options/        time of         of repricing                      date of
                                        SARs        repricing or           or              New        repricing or
                                    repriced or      amendment         amendment         exercise      amendment
         Name               Date    amended (#)         ($)               ($)            price ($)   (years/days)
        ------             ------  ------------     ------------      -------------     ----------  --------------


Joel A. Freedman......    05/22/97     75,000           1.5625           2.81875            2.00         3/321
Frank A. Falco........    05/22/97     75,000           1.5625           2.81875            2.00         3/321
Frank Pasalano........    05/22/97     30,360           1.5625              4.00            2.00         6/334
Michael B. Killeen....    05/22/97     25,036           1.5625              4.00            2.00         6/334
                          05/22/97     10,000           1.5625            2.9375            2.00         8/321
                          05/22/97     10,000           1.5625              8.25            2.00           9/0
James R. Harrigan.....    05/22/97     30,810           1.5625              4.00            2.00         6/334



Employment   Contracts,   Termination   of  Employment  and  Change  in  Control
Arrangements

     Messrs. Freedman and Falco. Effective January 1, 1996, Joel A. Freedman and Frank A. Falco each entered into employment agreements, superseding their prior employment agreements, with the Company on substantially identical terms. Subsequently, on September 1, 1997 and February 18, 1998, the employment agreements of Messrs. Freedman and Falco were amended.

     Pursuant to such agreements, effective September 1, 1997, Mr. Freedman and Mr. Falco each receive (i) a base salary of $480,000 per year plus 2% of operating profits; (ii) bonuses as determined by the Board of Directors; (iii) participation in any employee benefit plans and fringe benefit arrangements generally available to the Company's employees; and (iv) an entertainment expense allowance of $45,000 per year. For purposes of computing the salary of Messrs. Freedman and Falco, operating profits are defined as net income from operations before deduction of interest expense, income taxes, depreciation and amortization and other non-cash charges to income. Pursuant to the February 18, 1998 amendment to their employment agreements, Messrs. Freedman and Falco were each granted 2,250,000 stock options exercisable at $3.719 per share and expiring February 17, 2003.

     Pursuant to the September 1997 and March 1998 amendments to the employment agreements of Messrs. Freedman and Falco, the previously existing draw schedule and stock bonus provisions were eliminated from the employment agreements of Messrs. Freedman and Falco.

     The employment agreements prohibit Mr. Freedman and Mr. Falco from competing, directly or indirectly, with the Company or disclosing confidential matters with respect to the Company for two years after termination of employment. Each of such agreements expires on December 31, 2005 and are thereafter automatically extended for one-year periods unless there is a notice of termination from either the Company or the employee.

     In the event of their disability, Messrs. Freedman and Falco are entitled to continue to receive their full salary at the date of disability for a period of one year after which time the Company may terminate the employment of such disabled employee without further compensation. In the event of death during the term of employment, the estate of Mr. Freedman or Mr. Falco, as appropriate, shall be entitled to three months salary. In the event of the termination of Mr. Freedman or Mr. Falco's employment within one year of the occurrence of various change in control events, or in the event of termination of their employment by the Company for any reason other than death or disability, the Company must pay or provide to Mr. Freedman and/or Mr. Falco, as appropriate, (i) a lump sum payment equal to 2.99 times his average annual gross income from the Company for the five tax-year period ending before the date of such termination; (ii) a lump sum payment equal to three times the value of all "in-the-money" stock options held by such persons at the date of termination; and (iii) continued participation in all employee benefit plans or programs for a period of three years, provided that the employee may, at his election, receive a lump sum cash payment equal to the value of such benefits in lieu of continued participation in such benefit plans. As used in the employment agreements of Messrs. Freedman and Falco, a "change in control" is defined to be (i) the acquisition of 15% of the Company's common stock; (ii) a change in the majority composition of the board of directors within any two year period; or (iii) a failure to elect either of such employees to the board when such employee is standing for election; provided, however, that such events shall not constitute a change in control if a majority of the directors immediately prior to such "change in control" approve the transaction or event otherwise constituting a "change of control."

     Other Executives. The Company has no other employment agreements with any other officers or employees. The Company has, however, entered into agreements with its executive employees pursuant to which such employees have agreed to maintain the confidentiality of certain information and have agreed to not compete with the Company within 250 miles of the Company's principal places of business for a period of three years following the termination of such persons' employment with the Company. Additionally, the Company has entered into agreements with each of its executive officers, including the Named Officers, other than Messrs. Freedman and Falco, which provide that such officers shall be entitled to (i) a lump sum payment equal to 2.99 times his average annual gross income from the Company for the three tax-year period ending before the date of such termination; (ii) a lump sum payment equal to three times the value of all "in-the-money" stock options held by such persons at the date of termination; and (iii) continued participation in all employee benefit plans or programs for a period of three years, provided that the employee may, at his election, receive a lump sum cash payment equal to the value of such benefits in lieu of continued participation in such benefit plans. For purposes of such agreements, a change in control is defined in the same manner as in the employment agreements of Messrs. Freedman and Falco, except that failure of either Mr. Freedman or Falco to be elected when standing for election as a director shall not constitute a "change in control" for purposes thereof.

     All Officers. In addition to the foregoing employment and change of control arrangements, the Company's 1993 Plan and the 1995 Plan provide that all outstanding options shall become fully vested and exercisable in the event of a change in control.

Retirement Savings Plan

     In July of 1992, the Company amended an existing profit sharing plan to convert such plan to a retirement savings plan (the "401(k) Plan") under Section 401(k) of the Internal Revenue Code. The 401(k) Plan generally covers all employees of the Company who have completed two years of service with Company. Employees may elect to defer, in the form of contributions to the 401(k) Plan, up to 15% of their annual compensation, subject to the federal maximum limit. The Company may, at its own discretion, contribute to the plan. The Company made no contribution to the 401(k) Plan during the fiscal year ended December 31, 1997.

Compensation Committee Report

     General. The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for executive officers.

     The Compensation Committee consists of non-employee Directors who are not eligible to participate in any of the compensation plans or programs that it administers, other than the receipt of formula grants under the Company's Stock Option Plans. The Committee believes that the Company is best served by a program that is designed to motivate, reward and retain the management team in order to achieve the objectives of the Company. To this end, the Committee has adopted a program designed to focus on the Company's long-term goals. Accordingly, a significant portion of the senior executive compensation is dependent on achieving these long-term goals.

     The philosophical basis of the Committee is to compensate executives based on performance and on the level of responsibility of the executive. Salary ranges are established based on such criteria. Salaries of key executives are set by measuring performance against the benchmark and by determining the value of the executive's contribution towards the Company's long-term goals. In addition, consideration is given to the individual's experience and past performance because the Committee also believes that any program must recognize performance and encourage initiative.

     The Committee also reviews management's response to the changing business environment in which the Company operates. A timely and effective response by management to changing business conditions while continuing to focus on the long-term objectives is considered essential by the Committee. Management is also evaluated on its ability to evaluate and adjust the long-term goals in response to the evolving business climate.

     Base Salary. For fiscal 1997, the base salary of executive officers, other than the Chief Executive Officer and Chairman whose base salaries are determined by employment agreements, were set based upon the results of the executive's performance review. Each executive is reviewed annually by the Chief Executive Officer and Chairman and given specific objectives, with the objectives varying based upon the executive's position and responsibilities and the specific objectives for that position. At the next annual review, the performance of each executive is reviewed versus the objectives established for each executive and the Company's overall performance. The results of the review are then reported to the Committee along with senior management's compensation recommendation and the Committee then determines whether base salary should be adjusted for the coming year.

     Long-Term Incentive Compensation. Each executive officer of the Company was granted options at the time of the initial adoption of the Company's stock option plans or at the time the officer joined the Company. The Committee makes option grants to executive officers on a case-by-case basis based on the annual performance reviews and the recommendations of senior management. Grants of options are designed to align the interests of executive officers with those of stockholders. The size of these grants is generally set at a level which the Committee feels is in proportion with the role and responsibility of the executive, as well as his or her opportunity to effect the Company's performance, while also being sufficient to attract and retain qualified executives.

     Chief Executive Officer and Chairman Compensation. With respect to the compensation of the Chief Executive Officer and the Chairman of the Board during 1997,
-------------------------------------------------------------------------------.

     Stock Option Repricing. In May, 1997, the Board of Directors offered to amend the outstanding stock options of all employees to reduce the exercise price of those options to $2.00 per share (the fair market value of the Company's Common Stock at the time of repricing was $1.5625). The terms of the repriced options were identical in all respect to the options prior to the repricing with the exception of the reduction in the exercise price. The option repricing was an acknowledgment of the importance to the Company of having equity incentives in the hands of key employees. Stock options which are significantly "out of the money" provide no particular compensatory incentive if an employee is considering alternative opportunities.

         .........                          The Compensation Committee

         .........                          ROBERT MCGUINNESS, Chairman
         .........                          FRANK PATTI
         .........                          RICHARD KELLER

Beneficial Ownership of Common Stock

     The following table is furnished as of April 15, 1998, to indicate beneficial ownership of shares of the Company's Common Stock by (1) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (2) each director, nominee for director and Named Officer of the Company, individually, and (3) all officers and directors of the Company as a group. The information in the following table was provided by such persons.



   Name  and  Address                                     Amount  and  Nature  of
  of Beneficial Owner                                   Beneficial Ownership (1)(2)         Percent of Class (2)
-----------------------                               ------------------------------       ----------------------


Joel A. Freedman (3)..................................         660,288 (4)                         3.7%
Frank A. Falco (3)....................................         656,053 (5)                         3.7%
Michael B. Killeen....................................          45,036 (6)                           *
Frank Pasalano........................................          30,360 (7)                           *
James R. Harrigan.....................................          40,810 (8)                           *
Frank Patti...........................................          17,500 (9)                           *
Robert McGuinness.....................................          15,000 (10)                          *
Richard Keller........................................           5,000 (11)                          *
Mark Franceschini.....................................               0                               *
All executive officers and directors
 as a group (13 persons)..............................       1,595,109 (12)                        8.7%



-----------

*    Less than 1%.

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.

(2) Includes shares of Common Stock not outstanding, but which are subject to options exercisable within 60 days of the date of the information set forth in this table, which are deemed to be outstanding for the purpose of computing the shares held and percentage of outstanding Common Stock with respect to the holder of such options. Such shares are not, however, deemed to be outstanding for the purpose of computing the percentage of any other person.

(3)  Address is 396 Whitehead Avenue, South River, New Jersey 08882.

(4) Includes 175,000 shares issuable upon exercise of incentive stock options and non-qualified stock options held by Mr. Freedman. Excludes shares held by the adult children of Joel Freedman. Mr. Freedman disclaims any beneficial ownership interest in such shares.

(5) Includes 175,000 shares issuable upon exercise of incentive stock options and non-qualified stock options held by Mr. Falco. Excludes shares held by Margaret Mullin, the adult daughter of Frank Falco, and the children of Mrs. Mullin. Mr. Falco disclaims any beneficial ownership interest in such shares.

(6) Includes 45,036 shares issuable upon exercise of incentive stock options held by Mr. Killeen.

(7) Includes 30,360 shares issuable upon exercise of incentive stock options held by Mr. Pasalano.

(8) Includes 30,810 shares issuable upon exercise of incentive stock options held by Mr. Harrigan.

(9) Includes 17,500 shares issuable upon exercise of non-qualified stock options held by Mr. Patti.

(10) Includes 15,000 shares issuable upon exercise of non-qualified stock options held by Mr. McGuinness. Also includes 70 shares held by a minor child of Mr. McGuinness, as to which Mr. McGuinness disclaims any beneficial interest.

(11) Includes 5,000 shares issuable upon exercise of non-qualified stock options held by Mr. Keller.

(12) Includes 617,698 shares of Common Stock subject to stock options held by the officers and directors and exercisable within 60 days.

     Joel Freedman and Frank Falco have entered into a Voting Agreement pursuant to which each has agreed to vote for the other in all elections of directors of the Company. The Voting Agreement also provides that if either of Mr. Freedman or Mr. Falco determine to vote to remove the then existing board of the directors or determines to vote against the approval of any matters submitted for a vote of the shareholders, that the other such person shall also vote in such manner. The Voting Agreement expires on the earlier of December 31, 1998 or a vote to terminate by 60% of the shares then covered by such agreement.

Certain Relationships and Transactions

     Since July of 1988, the Company has leased its executive offices and yard storage facilities from L&G Associates, a partnership controlled by Joel Freedman and Frank Falco, the Company's founders, principal shareholders and principal officers and directors. On March 1, 1993, the Company entered into a new five year lease on such property, including two additional parcels with storage buildings previously leased to a third party. Pursuant to such lease, the Company pays base rent of $270,000 annually subject to annual adjustments based on the Consumer Price Index, plus all costs of maintenance, insurance and taxes.

     In 1994, the Company and L&G entered into an agreement regarding the construction and/or renovation of expanded facilities on the premises leased by the Company from L&G and the renovation and leasing of an adjoining property. The expanded facilities were needed to support current operations and anticipated future growth. The Board of Directors formed a Building Committee to review the terms and fairness of such proposed expansion. In November of 1994, the parties agreed in principal with respect to the terms of the proposed expansion and the Building Committee determined that such expansion met the Company's needs and was on terms which were fair to the Company. Based on such agreement and determination, the Company in November of 1994 commenced renovation and construction on such sites of which one facility, office space (7,600 square feet), was completed during the third quarter of 1995, and the second facility, warehouse space (5,700 square feet), was completed during the third quarter of 1996. Renovation of such office space by the Company at an approximate cost of $303,000 constitutes payment in full of rent for the initial term of the lease of such office space. The Company, however, is responsible for all taxes, utilities, insurance and other costs of occupying the office space during the initial term. Construction of such warehouse space by the Company at an estimated cost of $145,000 constitutes payment in full of rent for the initial term of the lease of such warehouse space. The Company, however, shall be responsible for all taxes, utilities, insurance and other costs of occupying the warehouse space during the initial term. The total cost of the renovations was to be amortized over the initial terms of the lease. On May 16, 1996 the leases were amended and extended fifteen years to May 31, 2011. The amortization associated with the cost of the renovation was extended through the terms of the modified lease. Amortization expense related to these costs for the years ended December 31, 1997 and 1996 was $93,320 and $42,014, respectively. For the years ended December 31, 1997 and 1996, the rent paid totaled $302,412 and $292,884, respectively.

     The Company believes that its existing lease with L&G Associates, as modified, is on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

     Prior to the September 1997 amendment, the employment agreements of Messrs. Freedman and Falco provided that Messrs. Freedman and Falco would receive a draw of salary and bonus based on projected earnings. Because actual earnings were below projected earnings, Messrs. Freedman and Falco were indebted to the Company for excess draws at December 31, 1996 and at prior years end. In addition to amounts owed to the Company relating to excess draws, the Company has periodically paid certain personal expenses of Messrs. Freedman and Falco. At December 31, 1997, the Company's receivable from Mr. Freedman totaled $7,965 and the Company's receivable from Mr. Falco totaled $361,576. At December 31, 1996, the Company's receivable from Mr. Freedman totaled $5,635 and the Company's receivable from Mr. Falco totaled $203,041. During 1996, Mr. Falco delivered to the Company 92,214 shares of common stock for cancellation as payment in full of $670,580 owed to the Company. All amounts owed to the Company by Messrs. Freedman and Falco are repayable on demand with interest accruing at 7%.

     Other than elections to office, no director, nominee for director, executive officer or associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Company Performance

     The following graph compares the cumulative total investor return on the Company's Common Stock from April 21, 1994, the date the Company's Common Stock began trading publicly, through December 31, 1997 with an index consisting of returns from a peer group of companies, consisting of the Nasdaq Non-Financial Index (the "Nasdaq Non-Financial Index"), and The Nasdaq Stock Market Composite Index (the "Nasdaq Composite Index").

     The graph displayed below is presented in accordance with Securities and Exchange Commission requirements. Shareholders are cautioned against drawing any conclusions from the data contained herein, as past results are not necessarily indicative of future performance. This graph in no way reflects the Company's forecast of future financial performance.












   (graph appears at this location depicting the following stock performance)











                                    Base Period      December     December     December     December
                                    April 21 '94     31 1994       31 1995      31 1996      31 1997
                                   -------------    --------     ---------     --------     --------


IDM Environmental Corp.                  100            109.38        92.18        73.43       175.01
Nasdaq Composite Index                   100            102.04       144.30       177.51       217.92
Nasdaq Non-Financial Index               100            101.00       140.75       171.02       200.86


                                   PROPOSAL 2
                  APPROVAL OF THE COMPANY'S 1998 COMPREHENSIVE
                           STOCK OPTION AND AWARD PLAN

     As of January 1, 1998, there were 14,469 shares of Common Stock available for future grants of options under the Company's two existing stock option plans. The Compensation Committee determined that it would be desirable to have an additional 1,000,000 shares of Common Stock available for future grants of options and other stock-based awards to employees of the Company and its subsidiaries, as well as to directors and consultants of the Company who are not also employees of the Company or any of its subsidiaries. Therefore, the Board of Directors has adopted the IDM Environmental Corp. 1998 Comprehensive Stock Option and Award Plan (the "Plan"), which is subject to the approval of the shareholders of the Company. The text of the Plan is set forth in its entirety as Appendix A, and the following summary is qualified in its entirety by reference thereto. The proposal for approval of the Plan will require the affirmative vote of the holders of a majority of the votes cast with respect to this matter at the Annual Meeting. Accordingly, while abstentions and broker non-votes, if any, will count for purposes of establishing a quorum with respect to this matter at the Annual Meeting, neither abstentions nor broker non-votes will have the effect of a negative vote with respect to this matter.

General

     The purpose of the Plan is to provide the Company with a means of providing employees of the Company and its subsidiaries and directors and consultants of the Company the benefits of ownership of the Common Stock. The Plan is designed to help attract and retain for the Company and its subsidiaries personnel of superior ability for positions of exceptional responsibility, to reward employees, directors and consultants for past services and to motivate such individuals through added incentives to further contribute to the future growth and the success of the Company.

     Under the Plan, stock options, shares of restricted stock, stock awards or performance shares, or a combination of any such awards (collectively, "Awards"), may be granted from time to time to Eligible Persons (hereinafter defined), all generally in the discretion of the Committee responsible for administering the Plan (hereinafter described). Each Award under the Plan will be evidenced by a separate written agreement which sets forth the terms and conditions of the Award. "Eligible Persons" generally include any employee of the Company or its subsidiaries, members of the Board of Directors of the Company and any consultant or other person whose participation the Committee determines is in the best interest of the Company. Grants under the Plan to non-employee directors are limited to an initial grant of nonqualified stock options in an amount equal to 5,000 shares multiplied by the number of years remaining in the term of each non-employee director commencing with the first annual shareholders meeting following the adoption of the Plan and additional grants on like terms on each subsequent reelection of a non-employee director. There is no maximum number of persons eligible to receive Awards under the Plan, nor is there any limit on the amount of Awards that may be granted to any such person, except as described below with respect to incentive stock options. The Company intends that stock options or other grants of Awards under the Plan to persons subject to Section 16 of the Exchange Act will satisfy the requirements of Rule 16b-3 under the Exchange Act ("Rule 16b-3").

     The Company has reserved 1,000,000 shares of its Common Stock for issuance under the Plan, subject to adjustment to protect against dilution in the event of certain changes in capitalization of the Company.

Administration

     The Plan will be administered by a committee of the Board of Directors of the Company that consists of two or more directors (the "Committee"). To the extent necessary to comply with Rule 16b-3, the Committee will consist solely of two or more "non-employee directors," as that term is defined in Rule 16b-3. Under the Plan, generally the Committee will have complete authority to determine the persons to whom Awards will be granted from time to time, as well as the terms and conditions of such Awards. The Committee also will have discretion to interpret the Plan and the Awards granted under the Plan and to make other determinations necessary or advisable for the administration of the Plan. Under the Plan, the full Board of Directors can act as the Committee, if all of the members of the Board of Directors otherwise are eligible to serve on the Committee. The full Board of Directors generally also may grant Awards under the Plan from time to time. The Compensation Committee of the Board of Directors will act as the Committee until otherwise determined by the Board of Directors.

Stock Options

     General. The Committee may grant either incentive stock options (for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) or nonqualified stock options under the Plan. Except as described below for incentive stock options, the Committee generally has the discretion to determine the persons to whom stock options will be granted, the numbers of shares subject to such options, the exercise prices of such options, the vesting schedules with respect to such options, the terms of such options, as well as the period, if any, following a participant's Termination of Service (as defined in the Plan) during which such option may be exercised, and the circumstances in which all or a portion of an option may become immediately exercisable or be forfeited. The Committee also has the discretion, exercisable either at the time an option is granted or at the time of a participant's Termination of Service, to provide for accelerated vesting of the exercisability of an option for a limited period following such Termination of Service. Such terms may differ among the various persons to whom the options are granted and among the various options granted to any such person. Notwithstanding the foregoing, under the terms of the Plan, no options may be exercised following the Termination of Service of a participant for cause.

     In the discretion of the Committee, the price due upon exercise of an option may be paid in cash or in shares of the Company's Common Stock valued at their then current Fair Market Value (as defined in the Plan), or a combination of both. Shares delivered in payment of such price may be shares acquired by prior exercises of options or otherwise, in the Committee's discretion. Also in the discretion of the Committee, a participant may exercise an option as to only a part of the shares covered thereby and then, in an essentially simultaneous transaction, use the shares so acquired in payment of the exercise price for additional option shares.

     Generally, options granted under the Plan may not be transferred by a participant other than by will or by the laws of descent and distribution and generally will be exercisable during the participant's lifetime only by such participant or his or her guardian or legal representative. With respect to nonqualified stock options, however, the Committee may, in its sole and absolute discretion, permit a participant to transfer such option for no consideration to or for the benefit of one or more members of the participant's Immediate Family (as defined in the Plan) or in certain circumstances family trusts, partnerships or limited liability companies.

     The Committee may also, in its discretion, allow the voluntary surrender of all or a portion of a stock option conditioned upon the granting to the participant of a new stock option for the same or a different number of shares, or may require the surrender as a condition precedent to the grant of a new stock option. The Committee may also purchase a participant's outstanding option, on such terms and conditions as the Committee in its discretion determines.

     Holders of options shall have no rights as shareholders of the Company unless and until such options are exercised and shares are delivered to such persons in accordance with the Plan.

     Incentive Stock Options. Incentive stock options may be granted only to persons who are employees of the Company or its subsidiaries (including directors of the Company who are also employees of the Company or a subsidiary but excluding non-employee directors of the Company). Generally, incentive stock options must be granted within ten years of the date the Plan is adopted, and the term of any incentive stock option may not exceed ten years. Furthermore, the aggregate Fair Market Value of shares of Common Stock with respect to which any incentive stock options are exercisable for the first time by a participant during any calendar year, whether such incentive stock options are granted under the Plan or any other plans of the Company, may not exceed $100,000. Under the Plan, however, if the aggregate Fair Market Value of such incentive stock options exceeds this limit (whether due to its original terms, or due to accelerated exercisability following a Termination of Service due to death, Disability or Retirement (as such terms are defined in the Plan), or following a Change of Control (hereinafter defined)), then to the extent permitted by
Section 422 of the Code, the excess will be treated as a nonqualified stock option. Furthermore, the exercise price of incentive stock options must be at least 100% of the Fair Market Value of the Common Stock at the time the incentive stock option is granted, except in the case of incentive stock options granted to any individual who owns more than 10% of the total combined voting power of all classes of stock of the Company, in which case the exercise price of incentive stock options must be at least 110% of the Fair Market Value of the Common Stock at the time of grant.

     The Plan also provides that, with respect to incentive stock options, the period during which an option may be exercisable following a Termination of Service generally may not exceed three months, unless (i) employment is terminated as the result of Disability, in which case in the discretion of the Committee the incentive stock options may be exercised during a period of one year following the date of such Disability, or (ii) employment is terminated as the result of death, or if the employee dies following a Termination of Service (other than as a result of Disability) and during the period that the incentive stock option is still exercisable, in which case in the discretion of the Committee the incentive stock option may be exercised during a period of one year following the date of such death. In no event, however, may an incentive stock option be exercised after the expiration of its original term.

Restricted Stock, Stock Awards and Performance Shares

     Under the Plan, the Committee has broad discretion to grant other equity-based incentives and/or compensation in the form of restricted stock or other stock awards, as well as performance shares.

     Restricted Stock. The Committee may award shares of restricted stock under the Plan to any Eligible Person, for such consideration, if any, as may be determined by the Committee or required by law, as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company or its subsidiaries. Restricted stock generally consists of shares of Common Stock that at the time of award are subject to restrictions or limitations as to the participant's ability to sell, transfer, pledge or assign such shares. Shares of restricted stock may vest (separately or in combination), and all or a portion of the applicable restrictions may lapse, from time to time over one or more restricted periods, based on such factors as continued employment, the passage of time or other measures as the Committee determines. The Committee also may determine the circumstances, if any, in which shares of restricted stock that have not previously vested may be forfeited by the participant or may be required to be resold to the Company, as well as the circumstances, if any, in which the vesting of such shares might be accelerated or delayed. Generally, in the discretion of the Committee, any shares of restricted stock that have not vested in full will be forfeited upon the participant's Termination of Service and shall be canceled by the Company. Unless otherwise provided in the applicable award agreement, however, the Committee may in its discretion waive any remaining restrictions in the event of the death, Disability or Retirement of the participant during the applicable restricted period or in other cases of special circumstances. Notwithstanding the foregoing, under the terms of the Plan all shares of restricted stock which have not vested in full shall be forfeited and canceled if the participant is terminated for cause, as determined by the Committee. In the discretion of the Committee, cash dividends with respect to shares of restricted stock may be automatically reinvested in additional shares of stock subject to the same restrictions, or cash dividends (or other distributions) with respect to such shares may be withheld by the Committee for the account of the participant, with or without interest. Except as expressly provided otherwise, persons to whom shares of restricted stock have been awarded will have all rights of a shareholder of the Company with respect to such shares, unless and until such shares are otherwise forfeited by such person.

     Stock Awards. The Committee may grant stock awards under the Plan to any Eligible Person in payment of compensation that has been earned or as compensation to be earned. All shares subject to a stock award shall be valued at not less than 100% of the Fair Market Value of the shares of Common Stock on the grant date of such stock award. Upon the issuance of shares subject to a stock award and the delivery of certificate(s) representing such shares to the participant, the participant will become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the company with respect to such shares.

     Performance Shares. The Committee may award performance shares under the Plan to any Eligible Person, for such consideration, if any, as may be determined by the Committee or required by law, as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its subsidiaries. A performance share generally consists of a unit valued by reference to the Common Stock; the value of one performance share will be equal at any given time to the Fair Market Value of one share of Common Stock. Performance shares generally may be earned by a participant only if the participant achieves certain performance objectives that are determined by the Committee at the time of the award. The performance objectives generally will be measured over one or more performance periods applicable to the Award of such shares as determined by the Committee at the time of the award. The Committee also has the discretion to determine the number of performance shares that will be paid to a participant if the applicable performance objectives are exceeded or met in whole or in part and the form of settlement of a performance share. Performance objectives may vary from participant to participant and will be based on such performance criteria (for example, minimum earnings per share or return on equity) as the Committee in its sole discretion determines appropriate. The Committee also has the discretion to revise the performance objectives during the duration of the performance period if it determines that significant events that have a substantial effect on the existing performance objectives have occurred. Generally, any performance shares that have not been earned in full will be forfeited upon a participant's Termination of Service. Unless otherwise provided in the applicable award agreement, however, in the event of the death, Disability or Retirement of the participant during the performance period or in other cases of special circumstances, the Committee may in its discretion determine to make a settlement of such performance shares based on the extent to which the applicable performance objectives were satisfied and pro rated for the portion of the period during which the Participant was employed. Notwithstanding the foregoing, under the terms of the Plan all performance shares which have not been earned in full shall be forfeited and canceled if the participant is terminated for cause, as determined by the Committee.

     The settlement of a performance share may be made in cash, in whole shares of Common Stock or any combination thereof. Performance shares are not transferable by a participant, and holders of performance shares shall have no rights as shareholders of the Company unless and until shares of Common Stock are issued and delivered to such persons upon settlement of performance shares, as provided in the Plan. The Committee may also, in its discretion, place restrictions on the transfer of any shares of Common Stock delivered to the participant in payment of the performance shares.

Changes of Control or Other Fundamental Change

     The Plan provides that upon certain mergers or other reorganizations to which the Company or any subsidiary is a party that involves an exchange or conversion or other adjustment of the Company's outstanding Common Stock, each participant generally shall be entitled upon the exercise of his or her stock options to receive the number and class of securities or other property to which such participant would have been entitled in the merger or reorganization if such participant had exercised such stock option prior to such merger or reorganization. The Committee, in its discretion, may provide for similar adjustments upon the occurrence of such events with respect to other Awards outstanding under the Plan.

     The Plan also provides  that,  upon the  occurrence of a Change of Control:
(i) outstanding stock options will become immediately exercisable in full (subject to any appropriate adjustments in the number of shares subject to the option and the option price), regardless of their terms, and shall remain exercisable for the remaining term of the option; (ii) outstanding performance shares will be deemed 100% earned and a pro rata portion of such performance shares (based on the portion of the applicable performance period that has elapsed at such time) shall be paid to the participant; and (iii) outstanding shares of restricted stock shall be deemed vested and all restrictions thereon shall be deemed lapsed. A Change of Control is defined under the Plan as (a) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation, (b) the approval by the Board of Directors of the Company of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company, or (c) in the absence of a prior expression of approval by the Board of Directors of the Company, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Section 13(d)(3) of the Exchange Act, other than a person, or group including a person, who beneficially owned, at the date of adoption of the Plan by the Board of Directors, more than 5.0% of the Company's voting capital stock. In addition, the Committee generally has the discretion to take such actions and make such adjustments with respect to outstanding Awards as it deems necessary or advisable, and fair and equitable, in the event of a Change of Control or other similar event.

     Upon the dissolution or liquidation of the Company, all outstanding Awards under the Plan shall terminate. Upon the adoption of a plan of such dissolution or liquidation, however, all outstanding Awards shall be exercisable in full and all restrictions shall lapse, to the extent described in the previous paragraph.

Miscellaneous

     The Board of Directors generally may amend or terminate the Plan or any provision of the Plan at any time. To the extent required by the Exchange Act or the Code, however, absent approval by the Company's shareholders, no amendment may (i) materially alter the group of persons eligible to participate in the Plan; (ii) except as specifically provided in Section 3.6 of the Plan, increase the number of shares available for Awards under the Plan; (iii) extend the period during which incentive stock options may be granted beyond January 8, 2008; or (iv) alter the class of individuals eligible to receive an incentive stock option or increase the limit on incentive stock options or the value of shares of Common Stock for which eligible employees may be granted an incentive stock option. Furthermore, without the consent of the participant, no amendment to or discontinuance of the Plan or any provision thereof shall adversely affect (in the sole discretion of the Committee) any Award granted to the participant under the Plan, except that the Committee shall always have the right and power to annul any Award if the participant is terminated for cause and to convert any outstanding incentive stock option to a nonqualified stock option.

     If a participant is required to pay to the Company any amount with respect to income or employment tax withholding obligations in connection with an Award, no Common Stock will be transferred to such participant until the Committee in its sole discretion is satisfied as to the payment of such liabilities. The Committee in its discretion may allow a participant to satisfy any such obligation by withholding shares of Common Stock that otherwise would be delivered to such participant with a Fair Market Value equal to the amount of the withholding obligation.

Federal Income Tax Consequences

     The following is a brief description of the Federal income tax consequences to the participants and the Company of the issuance and exercise of stock options under the Plan, as well as the grant of restricted stock, stock awards and performance shares. All ordinary income recognized by a participant with respect to Awards under the Plan shall be subject to both wage withholding and employment taxes. The deduction allowed to the Company for the ordinary income recognized by a participant with respect to an Award under the Plan will be limited to amounts that constitute reasonable, ordinary and necessary business expenses of the Company.

     Incentive Stock Options. In general, no income will result for Federal income tax purposes upon either the granting or the exercise of any incentive option issued under the Plan. If certain holding period requirements (at least two years from the date of grant of the option and at least one year from the date of exercise of the option) are satisfied prior to a disposition of stock acquired upon exercise of an incentive option, the excess of the sales price upon disposition over the option exercise price generally will be recognized by the participant as a capital gain, and the Company will not be allowed a business expense deduction.

     If the holding period requirements with respect to incentive options are not met, the participant generally will recognize, at the time of the disposition of the stock, ordinary income in an amount equal to the difference between the option price of such stock and the lower of the Fair Market Value of the stock on the date of exercise and the amount realized on the sale or exchange. The difference between the option price of such stock and the Fair Market Value of the stock on the date of exercise is a tax preference item for purposes of calculating the alternative minimum tax on an participant's federal income tax return. If the amount realized on the sale or exchange exceeds the Fair Market Value of the stock on the date of exercise, then such excess generally will be recognized as a capital gain. In the case of a disposition prior to satisfaction of the holding period requirements which results in the recognition of ordinary income by the participant, the Company generally will be entitled to a deduction in the amount of such ordinary income in the year of the disposition.

     If a participant delivers shares of the Company's Common Stock in payment of the option price, the participant generally will be treated as having made a like-kind exchange of such shares for an equal number of the shares so purchased, and no gain or loss will be recognized with respect to the shares surrendered to the Company in payment of said option price. In such a case, the participant will have a tax basis in a number of shares received pursuant to the exercise of the option equal to the number of shares of Common Stock used to exercise the option and equal to such participant's tax basis in the shares of Common Stock submitted in payment of the option price. The remaining shares of Common Stock acquired pursuant to the exercise of the option will have a tax basis equal to the gain, if any, recognized on the exercise of the option and any other consideration paid for such shares on the exercise of the option.

     Notwithstanding the foregoing, if a participant delivers any stock that was previously acquired through the exercise of an incentive stock option in payment of all or a portion of the option price of an option, and the holding period requirements described above have not been satisfied with respect to the shares of stock so delivered, the use of such stock to pay a portion of the option price will be treated as a disqualifying disposition of such shares, and the participant generally will recognize income.

     Nonqualified Stock Options. The grant of nonqualified stock options under the Plan will not result in any income being taxed to the participant at the time of the grant or in any tax deduction for the Company at such time. At the time a nonqualified stock option is exercised, the participant will be treated as having received ordinary income equal to the excess of the Fair Market Value of the shares of Common Stock acquired as of the date of exercise over the price paid for such stock. At that time, the Company will be allowed a deduction for Federal income tax purposes equal to the amount of ordinary income attributable to the participant upon exercise. The participant's holding period for the shares of Common Stock acquired will commence on the date of exercise, and the tax basis of the shares will be the greater of their Fair Market Value at the time of exercise or the exercise price.

     Restricted Stock. If a participant receiving a grant of restricted stock under the Plan makes an election with respect to such shares under Section 83(b) of the Code not later than 30 days after the date the shares are transferred to the participant pursuant to such grant, the participant will recognize ordinary income at the time of receipt of such restricted stock in an amount equal to the excess of the Fair Market Value of the shares of Common Stock as of the date of receipt (determined without regard to any vesting conditions or other restrictions other than a restriction which by its terms will never lapse) over the price paid (if any) for such restricted stock. In the absence of such an election, the participant will recognize ordinary income at the time the restrictions lapse in an amount equal to the excess of the Fair Market Value of the shares of Common Stock as of the date the restrictions lapse over the price paid (if any) for such stock. At the first to occur of the election or the lapsing of the restrictions, the Company will be allowed a deduction for Federal income tax purposes equal to the amount of ordinary income attributable to the participant. The participant's holding period for the shares of Common Stock acquired will commence upon the first to occur of the date the participant makes an election under Section 83(b) of the Code or on the date that the restrictions lapse, and the tax basis of the shares will be the greater of their Fair Market Value on that date or the price paid for the shares (if any).

     If an election is made under Section 83(b) of the Code, dividends received on shares of restricted stock will be treated as ordinary income. If a participant does not make an election under Section 83(b) of the Code, dividends received on the shares of restricted stock prior to the date that such restrictions lapse will be treated as additional compensation and not as dividend income for Federal income tax purposes.

     If (i) an election is made under Section 83(b) of the Code and (ii) before the restrictions on the shares lapse, the shares which are subject to such election are forfeited to or reacquired by the Company, then (A) no deduction would be allowed to such participant for the amount included in the income of such participant by reason of such election, and (B) the participant would realize a loss in an amount equal to the excess, if any, of the ordinary income previously recognized by the participant with respect to such shares over the value of such shares at the time of forfeiture. Such loss would be a capital loss if the shares are held as a capital asset at such time. In such event, the Company would be required to include in its income the amount of any deduction previously allowable to it in connection with the transfer of such shares.

     Stock Awards. At the time a stock award is granted, the participant will be treated as having received ordinary income equal to the Fair Market Value of the shares of Common Stock acquired. At that time, the Company will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income which the participant receives. The participant's holding period for the shares of Common Stock acquired will commence on the date of grant, and the tax basis of the shares will be their Fair Market Value at that time.

     Performance Shares. At the time performance shares are earned, the participant will be treated as having received ordinary income equal to the Fair Market Value of the shares of Common Stock subject to such performance shares, whether such performance shares are settled in cash of by delivery of shares of Common Stock. At that time, the Company will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income which the participant receives. The participant's holding period for the shares of Common Stock acquired (if any) will commence on the date of grant, and the tax basis of such shares will be their Fair Market Value at that time.

New Plan Benefits

     The following table shows plan benefits that would accrue to or be allocated to each of the Named Officers, all nominees for election as directors, all executives as a group, all non-executive directors as a group and all nonexecutive officer employees as a group under the Plan as proposed for approval at the Annual Meeting.


                                                                                      1998 Comprehensive Stock
                                                                                        Option and Award Plan
                       Name and Position                                                  Stock Options (#)
----------------------------------------------------------------------               --------------------------

Joel A. Freedman
  President, Chief Executive Officer and Director                                                     -
Frank A. Falco
  Chairman of the Board, Executive Vice President and Chief Operating Officer                         -
Michael B. Killeen
  Chief Financial Officer and nominee for election as director                                   25,000
Frank Pasalano
  Vice President of Operations                                                                    1,500
James Harrigan
  Vice President of Environmental Services                                                        2,500
Richard Keller
  Director and nominee for election as director                                                  15,000  (1)
Robert McGuinness
  Director and nominee for election as director                                                  15,000  (1)
Frank Patti
  Director                                                                                       10,000  (1)
Mark Franceschini                                                                                10,000  (1)
  Nominee for election as director
All current executive officers as a group (ten persons)                                          39,500
All current directors, excluding executives, as a group (three persons)                          40,000  (1)
All employees, excluding executive officers, as a group                                          25,700


---------------

(1) These options represent nonqualified options to be granted to non-employee directors under the Plan automatically following the Annual Meeting, subject to shareholder approval of the adoption of the Plan. All of such options vest ratably over the balance of the term of each non-employee director and will be exercisable at the closing price of the Company Common Stock on the date of the Annual Meeting and will expire in May of 2008.

     Options to acquire a total of 65,200 shares of common stock have been granted to date under the Plan. The options granted to date under the Plan are exercisable $3.719 per share and expire in March 2008. All options granted under the Plan to employees vest immediately. See "Stock Option Grants" above. The closing price of the Company's common stock on the Nasdaq National Market on April 15, 1998 was $3.438.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S 1998 COMPREHENSIVE STOCK OPTION AND AWARD PLAN.

                                   PROPOSAL 3
             AUTHORIZATION OF THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF 3,285,438 ON THE CONVERSION OF OUTSTANDING
                     SERIES C PREFERRED SHARES AND WARRANTS

     In February of 1998, the Company completed an offering of $3,600,000 of Series C Convertible Preferred Stock (the "Series C Preferred Shares") and warrants (the "Warrants") to purchase 2,350,000 shares of Common Stock. The Series C Preferred Shares are convertible into Common Stock at the lesser of (i) $4.50 per share or (ii) 75% of the average closing bid price of the Common Stock over the five trading-day period preceding conversion. The Warrants are exercisable for a four year period at the lesser of $5.00 per share or the lowest conversion price of the Series C Preferred Shares. Conversion of the Series C Preferred Shares and exercise of the Warrants is subject to the issuance of a maximum of 3,285,438 shares of Common Stock on conversion unless the shareholders of the Company have approved issuances beyond that level upon conversion. In the absence of shareholder approval of issuances above 3,285,438 shares, the holders of Series C Preferred Shares and Warrants remaining outstanding if and when 3,285,438 shares have been issued will have the right to demand redemption of the Series C Preferred Shares at 125% of the principal balance outstanding and to demand redemption of the Warrants at the pre-tax profit such holders would have realized had the Warrants been exercised at the time redemption is demanded. Further, the Company has the right, upon notice to the holders, to redeem any Series C Preferred Shares submitted for conversion at a price of $2.75 or less at 125% of the principal amount of such Series C
Preferred Shares. The Series C Preferred Shares pay dividends at 7% payable quarterly or on conversion or redemption in cash or Common Stock, at the Company's option. The offering of the Series C Preferred Shares and Warrants was made after evaluating various financing options available to the Company in order to provide adequate working capital to support the Company's backlog of projects under contract and general working capital needs.

     As of April 15, 1998, all of the Series C Preferred Shares and Warrants remained issued and outstanding.

     Pursuant to Nasdaq corporate governance rules applicable to the Company, the Company may not permit issuance of shares in excess of 20% of the shares outstanding prior to the issuance unless shareholder approval of such issuance is first obtained. In order to assure compliance with such rules, the shares issuable upon conversion of the Series C Preferred Shares and Warrants has been limited to 3,285,438 subject to shareholder approval of conversions beyond such level.

     The shareholders are being asked to approve the issuance of shares above the 3,285,438 limit imposed on the conversion of Series C Preferred Shares and Warrants, if such limit should be reached. Approval of such conversions and issuance will result in the holders of outstanding Series C Preferred Shares and Warrants being able to convert, at their election, all of the Series C Preferred Shares and Warrants outstanding subject to the Company's continuing ability to redeem Series C Preferred Shares submitted for conversion at a price of less than $2.75 per share. Based on a closing bid price for the Company's Common Stock of $3.4375 at April 15, 1998, conversion of the Series C Preferred Shares and Warrants would result in the issuance of 3,397,272 shares of Common Stock. Because of uncertainty as to the time of conversion of the Series C Preferred Shares and Warrants, if ever, and the price of the Common Stock at the time of such conversion, there can be no assurance as to the actual number of shares which will be issued on the conversion of the Series C Preferred Shares and Warrants.

     If the shareholders do not approve the issuance of shares in excess of the cap, the Series C Preferred Shares and Warrants remaining outstanding if and when the cap is reached will be subject to redemption by the Company at the holders' option. The Company does not presently have sufficient capital resources or alternative financing sources to redeem the Series C Preferred Shares and Warrants and support the Company's current level of operations should the shareholders reject this proposal. Based on the Company's financing requirements and the absence of other acceptable financing sources, management believes that the approval of this proposal which would permit the possible issuance of shares beyond the cap on the terms described is in the best interest of the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AUTHORIZATION OF THE ISSUANCE OF COMMON SHARES IN EXCESS OF 3,285,438 ON THE CONVERSION OF OUTSTANDING SERIES C PREFERRED SHARES AND WARRANTS.

                                   PROPOSAL 4
                   AMEND RESTATED CERTIFICATE OF INCORPORATION

     The Company's Restated Certificate of Incorporation, as currently in effect (the "Certificate"), provides that the Company is authorized to issue two classes of stock: 30,000,000 shares of Common Stock, par value $.001 per share; and 1,000,000 shares of Preferred Stock, par value $1.00 per share. In March of 1998, the Board of Directors authorized an amendment to the Certificate to increase the number of authorized shares of Common Stock from 30,000,000 to 75,000,000 shares. The stockholders are being asked to approve at the Annual Meeting such amendment to the Certificate. Under the proposed amendment, the first paragraph of Article Third of the Certificate would be amended to read as follows:

     "The total number of shares of stock which the Corporation shall have the authority to issue is seventy-six million (76,000,000) shares, consisting of seventy-five million (75,000,000) shares of Common Stock having a par value of $.001 per share and one million (1,000,000) shares of Preferred Stock having a par value of $1.00 per share."

     The Company currently has 30,000,000 authorized shares of Common Stock. As of April 15, 1998, 17,704,935 shares of Common Stock were issued and outstanding. In addition, (1) a total of 6,812,499 shares of Common Stock were reserved for future issuance upon the exercise of outstanding stock options, (2) a total of 2,767,024 shares are reserved for issuance upon exercise of outstanding warrants, and (3) an indeterminate number of shares are issuable upon conversion of outstanding Series C Convertible Preferred Stock.

     The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire other companies or their businesses or assets or to establish strategic relationships with corporate partners. The Board of Directors has no present agreement or arrangement to issue any of the shares for which approval is sought. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock or securities convertible into Common Stock, except as may be required by applicable law.

     The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

     The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt, including adoption of a Share Rights Plan (aka a "Poison Pill") and provisions of the Certificate authorizing the Board to issue up to 1,000,000 shares of Preferred Stock with terms, provisions and rights fixed by the Board.

Vote Required and Board of Directors' Recommendation

     The affirmative vote of a majority of all outstanding shares of Common Stock of the Company is required for approval of this proposal. An abstention or non-vote is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                              INDEPENDENT AUDITORS

     The Audit Committee and Board of Directors selected Samuel Klein & Company as independent auditors for the year ended December 31, 1997. Samuel Klein & Company were also the Company's independent auditors in 1995 and 1996. The Company has not chosen an independent auditor for the year ending December 31, 1998, as the Company historically, does not choose its auditors until near the end of the fiscal year.

     Representatives of Samuel Klein & Company are expected to be present at the Annual Meeting, will be afforded an opportunity to make a statement, and are expected to be available to respond to appropriate inquiries from shareholders.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     In order for shareholder proposals to be included in the Company's Proxy Statement and proxy relating to the Company's 1999 Annual Meeting of Shareholders, such proposals must be received by the Company at its principal executive offices not later than January 1, 1999.

                            EXPENSES OF SOLICITATION

     All of the expenses of soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's Common Stock, will be borne by the Company.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others. In the event any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote all such proxies in accordance with their best judgment on such matters.

     Whether or not you are planning to attend the Annual Meeting, you are urged to complete, date and sign the enclosed proxy and return it in the enclosed stamped envelope at your earliest convenience.

                                      By Order of the Board of Directors



                                      Frank A. Falco
                                      Secretary

South River, New Jersey
April    , 1998

                                                                      APPENDIX A

                          IDM ENVIRONMENTAL CORP. 1998
                    COMPREHENSIVE STOCK OPTION AND AWARD PLAN

                              ARTICLE I -- PREAMBLE

     1.1 The IDM Environmental Corp. 1998 Comprehensive Stock Option and Award Plan is intended to secure for the Corporation, its Subsidiaries and its shareholders the benefits arising from ownership of the Corporation's Common Stock by the employees of the Corporation and its Subsidiaries and by the directors and certain key consultants of the Corporation, all of whom are and will be responsible for the Corporation's future growth. The Plan is designed to help attract and retain for the Corporation and its Subsidiaries personnel of superior ability for positions of exceptional responsibility, to reward employees, directors and consultants for past services and to motivate such individuals through added incentives to further contribute to the success of the Corporation. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

     1.2 Awards  under the Plan may be made to  Eligible  Persons in the form of
(i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

     1.3 The Plan shall be effective January 8, 1998 (the "Effective Date"), subject to approval by the shareholders of the Corporation to the extent necessary to satisfy the requirements of the Code, The Nasdaq Stock Market, or other applicable federal or state law.

                            ARTICLE II -- DEFINITIONS

     DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

     2.1 "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.2 "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

     2.3 "Award Agreement" means the separate written agreement evidencing each Award granted to a Participant under the Plan.

     2.4 "Board of Directors" means the Board of Directors of the Corporation.

     2.5 "Change of Control" means (i) the adoption of a plan of merger or consolidation of the Corporation with any other corporation or association as a result of which the holders of the voting capital stock of the Corporation as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Corporation) of substantially all the assets of the Corporation; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Corporation's voting capital stock by any person within the meaning of Section 13(d)(3) of the Act, other than a person, or group including a person, who beneficially owned, as of the Effective Date, more than 5.0% of the Corporation's voting capital stock.

     2.6 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

     2.7 "Committee" means a committee of the Board of Directors established for the administration of the Plan pursuant to Article III and consisting of two or more Directors. To the extent necessary to comply with Rule 16b-3 under the Act, the Committee shall consist solely of two or more Non-Employee Directors. The Compensation Committee of the Board of Directors shall constitute the Committee until otherwise determined by the Board of Directors.

     2.8 "Common Stock" means the common stock of the Corporation to be issued pursuant to the Plan.

     2.9 "Corporation" means IDM Environmental Corp., a New Jersey corporation, and its successors and assigns.

     2.10  "Director"   means  a  member  of  the  Board  of  Directors  of  the
Corporation.

     2.11   "Disability"   means   disability  as  determined  under  procedures
established by the Committee or in any Award, as set forth in a Participant's Award Agreement.

     2.12 "Effective Date" shall be the date set forth in Section 1.3 of the Plan.

     2.13 "Eligible Employee" means an Eligible Person who is an employee of the Corporation or any Subsidiary.

     2.14 "Eligible Person" means any employee of the Corporation or any Subsidiary or any Director, as well as any consultant or other person whose participation the Committee determines is in the best interest of the Corporation, subject to limitations as may be provided by the Code, the Act or the Committee.

     2.15 "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

     2.16 "Fair Market Value" means, as of a given date and for so long as shares of the Common Stock are listed on a national securities exchange or reported on The Nasdaq Stock Market as a Nasdaq National Market security, the mean between the high and low sales prices for the Common Stock on such date, or, if no such shares were sold on such date, the most recent date on which shares of such Common Stock were sold, as reported in The Wall Street Journal. If the Common Stock is not listed on a national securities exchange or reported on The Nasdaq Stock Market as a Nasdaq National Market security, Fair Market Value shall mean the average of the closing bid and asked prices for such stock in the over-the-counter market as reported by The Nasdaq Stock Market. If the Common Stock is not listed on a national securities exchange or reported on The Nasdaq Stock Market as a Nasdaq National Market security, or the over-the-counter market, Fair Market Value shall be the fair value thereof determined in good faith by the Board of Directors.

     2.17 "Grant Date" means, as to any Award, the latest of:

          (a) the date on which the Committee authorizes the grant of the Award; or

          (b) the date the Participant receiving the Award becomes an employee or a director of the Corporation or its Subsidiaries, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

          (c) such other date (later than the dates described in (a) and (b) above) as the Committee may designate and as set forth in the Participant's Award Agreement.

     2.18 "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

     2.19 "Incentive Stock Option" means a Stock Option that meets the requirements of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant's Award Agreement.

     2.20 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

     2.21 "Nonqualified Stock Option" means a Stock Option that does not meet the requirements of Section 422 of the Code and is granted under Article V of the Plan, or, even if meeting the requirements of Section 422 of the Code, is not intended to be an Incentive Stock Option and is not so designated in the Participant's Award Agreement.

     2.22 "Option Period" means the period during which a Stock Option may be exercised from time to time, as established by the Committee and set forth in the Award Agreement for each Participant who is granted a Stock Option.

     2.23 "Option Price" means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Committee and set forth in the Award Agreement for each Participant who is granted a Stock Option.

     2.24 "Participant" means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award.

     2.25 "Performance Objectives" shall have the meaning set forth in Article IX of the Plan.

     2.26 "Performance Period" shall have the meaning set forth in Article IX of the Plan.

     2.27 "Performance Share" means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Committee, in its sole discretion, shall establish at the time of such Award and set forth in a Participant's Award Agreement.

     2.28 "Plan" means the IDM Environmental Corp. 1998 Comprehensive Stock Option and Award Plan, as amended from time to time.

     2.29 "Restricted Stock" means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant's ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee, in its sole discretion, shall determine at the time of such Award and set forth in a Participant's Award Agreement.

     2.30 "Restriction Period" means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Committee, in its sole discretion, shall establish and set forth in a Participant's Award Agreement.

     2.31   "Retirement"   means   retirement  as  determined  under  procedures
established by the Committee or in any Award, as set forth in a Participant's Award Agreement.

     2.32 "Stock Award" means an Award of shares of Common Stock under Article VIII of the Plan.

     2.33 "Stock Option" means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

     2.34 "Subsidiary" means a subsidiary corporation of the Corporation as that term is defined in Code section 424(f). "Subsidiaries" means more than one Subsidiary.

     2.35 "Ten Percent Stockholder" means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

     2.36 "Termination of Service" means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Corporation or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Corporation and its Subsidiaries and (ii) in the case of a Director who is not an employee of the Corporation or any Subsidiary, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Committee in its sole discretion. In determining whether a Termination of Service has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Corporation has a significant ownership interest shall be treated as employment with the Corporation.

                          ARTICLE III -- ADMINISTRATION

     3.1 The Plan shall be administered by the Committee. Except as otherwise required by Rule 16b-3 under the Act, the Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law, rule or regulation. The Board of Directors may serve as the Committee, if by the terms of the Plan all members of the Board of Directors are otherwise eligible to serve on the Committee.

     3.2 The Committee shall meet at such times and places as it determines. The Committee shall at all times operate and be governed, and Committee meetings shall be conducted and action taken, in accordance with the provisions of the Corporation's Bylaws or resolutions or policies adopted by the Board of Directors from time to time regarding the operation of committees of the Corporation.

     3.3 Except as set forth in Sections 3.15 and 3.16 regarding grants of Awards by the Board of Directors and grants of Awards to Non-employee Directors, the Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Persons and their beneficiaries.

     3.4 The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan as it deems appropriate.

     3.5 Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Corporation, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3.5 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

     3.6 Subject to the provisions of Section 3.11, the aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be one million (1,000,000) shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Corporation.

          (a) For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

          (b) If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Corporation, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

          (c) The foregoing subsections (a) and (b) of this Section 3.6 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

     3.7 Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Committee.

     3.8 The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

          (a) any required approval of the Plan by the shareholders of the Corporation; and

          (b) the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Corporation shall, in its sole discretion, determine to be necessary or advisable.

     3.9 The Committee may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Corporation in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Corporation.

     3.10 Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Corporation with respect to any shares of Common Stock subject to such Participant's Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Committee, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

     3.11 The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Corporation resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

     3.12 The members of the Committee shall be entitled to indemnification by the Corporation in the manner and to the extent set forth in the Corporation's Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

     3.13 The Committee shall be authorized to make adjustments in any performance based criterium or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Corporation (or any Subsidiary, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Corporation (or any Subsidiary, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

     3.14 Subject to the express provisions of the Plan, the Committee shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Committee in its sole discretion.

     3.15 In addition to, and not in limitation of, the right of the Committee to grant Awards to Eligible Persons under this Plan the full Board of Directors may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

     3.16 Notwithstanding anything herein to the contrary, grants of Awards to Non-Employee Directors shall only be made pursuant to the following formula:
Each Non-Employee Director serving in such capacity immediately following the first annual shareholders meeting of the Corporation following the Effective Date of this Plan shall automatically be granted a number of Nonqualified Stock Options equal to 5,000 multiplied by the number of years remaining in said Non-Employee Director's term as a Director. Thereafter, each Non-Employee Director who is initially elected to serve in such capacity or who is reelected to serve in such capacity at each subsequent shareholders meeting shall automatically be granted a number of Nonqualified Stock Options equal to 5,000 multiplied by the number of years remaining in said Non-Employee Director's term as a Director. All such Nonqualified Stock Options shall vest ratably over the balance of the term of each Non-Employee Director with an amount equal to the total number of Nonqualified Stock Options granted to each such Non-Employee Director divided by the total number of years remaining in each such Director's term vesting on the date of grant and a like amount vesting on each subsequent anniversary of the grant provided that such Non-Employee Director continues to serve in such capacity on each such anniversary; provided, however, that if a Non-Employee Director's service in such capacity is terminated due to death or disability (as determined in the discretion of the Board), then the vesting of such Nonqualified Stock Options shall be accelerated upon the occurrence of such event. The date on which each Non-Employee Director is elected, or reelected, in such capacity by the shareholders of the Corporation shall constitute the Grant Date for all Nonqualified Stock Options granted pursuant to this Section 3.16 and the Option Price shall be fixed at the Fair Market Value of the Common Stock on the Grant Date. The Option Period of each Nonqualified Stock Option granted pursuant to this Section 3.16 shall be ten years from the Grant Date. No additional grants of stock options under any prior plans of the Corporation shall be made after the Effective Date of this Plan.

                      ARTICLE IV -- INCENTIVE STOCK OPTIONS

     4.1 The Committee, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

          (a) Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Committee.

          (b) The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

          (c) An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Committee as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Committee and set forth in the related Award Agreement; and provided, further, that such period following a Termination of Service shall not exceed three (3) months unless employment shall have terminated:

               (i) as a result of Disability, in which event such period shall not exceed one year after the date of Disability; or

               (ii) as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed one year after the date of death; and provided, further, that such period following a Termination of Service shall in no event extend beyond the original Option Period of the Incentive Stock Option.

          (d) The aggregate Fair Market Value of the shares of Common Stock with respect to which any incentive stock options (whether under this Plan or any other plan established by the Corporation) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective grant dates; provided, however, that to the extent permitted under Section 422 of the Code:

               (i) if the aggregate Fair Market Values of the shares of Common Stock with respect to which incentive stock options are first exercisable during any calendar year (whether such Incentive Stock Options are granted under this Plan or any other plan established by the Corporation) exceeds one hundred thousand dollars ($100,000), such excess shall be treated as a Nonqualified Stock Option;

               (ii) if a Participant's employment is terminated by reason of death, Disability or Retirement and the portion of any incentive stock option that is otherwise exercisable during the post-termination period applied without regard to the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code is greater than the portion of such option that is immediately exercisable as an Incentive Stock Option during such post-termination period under
          Section 422, such excess shall be treated as a Nonqualified Stock Option; and

               (iii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change of Control, any portion of such Award that is not exercisable as an incentive stock option by reason of the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code shall be treated as a Nonqualified Stock Option.

          (e) No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

          (f) The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Corporation if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

     4.2 Subject to the limitations of Section 3.6, the maximum number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum number of shares available for Awards under the Plan.

     4.3 The Committee may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under
Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

     4.4 Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of
Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

                     ARTICLE V -- NONQUALIFIED STOCK OPTIONS

     5.1 The Committee, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

          (a) Nonqualified Stock Options may be granted to any Eligible Persons, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Committee.

          (b) The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

          (c) A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Committee and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Committee and set forth in the related Award Agreement.

     5.2 The Committee may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

                    ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

     6.1 Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

     6.2 Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant's guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant's Award Agreement by the executor or personal representative of such Participant's estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant's will or by inheritance. The Committee, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant's Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant's Immediate Family), subject to such limits as the Committee may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Committee, shall apply to the right to consent to amendments to the Award Agreement.

     6.3 Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Award Agreement. The Committee may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Committee. In the sole discretion of the Committee, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Committee also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

     6.4 No cash dividends shall be paid on shares of Common Stock subject to unexercised Stock Options.

     6.5 The Committee may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

     6.6 The Committee may at any time offer to purchase a Participant's outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant's Stock Option, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

     6.7 The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

                         ARTICLE VII -- RESTRICTED STOCK

     7.1 The Committee, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Corporation and its Subsidiaries, subject to the terms and conditions set forth in this Article VII.

     7.2 The Committee shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

          (a) the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

          (b) the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

          (c) the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

          (d) whether such Restricted Stock is subject to repurchase by the Corporation or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

          (e) whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

          (f) whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Corporation for the account of the Participant.

     7.3 Awards of Restricted  Stock must be accepted  within a period of thirty
(30) days after the Grant Date (or such shorter or longer period as the Committee may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Committee and has otherwise complied with the applicable terms and conditions of such Award.

     7.4 In the sole discretion of the Committee and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant's Termination of Service and shall be reacquired, canceled and retired by the Corporation. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Committee may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant's Restricted Stock, if it finds that a waiver would be appropriate.

     7.5 Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

     7.6 Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Committee, such certificate or certificates will be held in custody by the Corporation until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Corporation shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant's Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Corporation a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Corporation.

     7.7 Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Corporation, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Committee may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Corporation or its Subsidiaries for the account of the Participant. The Committee shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

                          ARTICLE VIII -- STOCK AWARDS

     8.1 The Committee, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

     8.2 For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than one hundred percent (100%) of the Fair Market Value of such shares of Common Stock on the Grant Date of such Stock Award, regardless of when such shares of Common Stock are issued and certificates representing such shares are delivered to the Participant.

     8.3 Unless otherwise determined by the Committee and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Corporation fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Corporation. Notwithstanding any other provision of this Plan, unless the Committee expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

                        ARTICLE IX -- PERFORMANCE SHARES

     9.1 The Committee, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Corporation and its Subsidiaries, subject to the terms and conditions set forth in this Article IX.

     9.2 The Committee shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

          (a) the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

          (b)  the  performance   period  (the   "Performance   Period")  and/or
     performance objectives (the "Performance Objectives") applicable to such Awards;

          (c) the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

          (d) the form of settlement of a Performance Share.

     9.3 At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

     9.4  Performance  Periods may overlap,  and  Participants  may  participate
simultaneously   with  respect  to  Performance   Shares  for  which   different
Performance Periods are prescribed.

     9.5 Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

     9.6 In the sole discretion of the Committee and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant's Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Committee may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Corporation or a Subsidiary; provided, however, that the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable.

     9.7 The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Committee in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Committee and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

     9.8 Performance Shares shall not be transferable by the Participant. The Committee shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

          ARTICLE X -- CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

     10.1 Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

          (a) all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining term of such Stock Option, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

          (b) all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

               (i) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

               (ii) the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

               (iii) the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Committee, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

               (iv) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

          (c) all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

     10.2 Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Corporation, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

     10.3 After the merger of one or more corporations into the Corporation or any Subsidiary, any merger of the Corporation into another corporation, any consolidation of the Corporation or any Subsidiary of the Corporation and one or more corporations, or any other corporate reorganization of any form involving the Corporation as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant's Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Committee may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in
Section 422 of the Code.

                     ARTICLE XI -- AMENDMENT AND TERMINATION

     11.1 Subject to the provisions of Section 11.2, the Board of Directors, upon recommendation of the Committee or otherwise, at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof. To the extent required by the Act or the Code, however, no amendment, without approval by the Corporation's shareholders, shall:

          (a) materially alter the group of persons eligible to participate in the Plan;

          (b) except as provided in Section 3.6, increase the maximum number of shares of Common Stock that are available for Awards under the Plan;

          (c) extend the period during which Incentive Stock Option Awards may be granted beyond January 8, 2008; or

          (d) alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in
     Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

     11.2 No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Corporation shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Committee) any Award theretofore granted to such Participant under this Plan; provided, however, that the Committee retains the right and power to:

          (a) annul any Award if the Participant is terminated for cause as determined by the Committee; and

          (b) convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

     11.3 If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

                     ARTICLE XII -- MISCELLANEOUS PROVISIONS

     12.1 Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Corporation or its Subsidiaries or to serve as a Director or shall interfere in any way with the right of the Corporation or its Subsidiaries or the shareholders of the Corporation, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Corporation or its Subsidiaries for the benefit of their respective employees unless the Corporation shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Corporation. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Committee.

     12.2 The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to
Section 16 of the Act.

     12.3 The terms of the Plan shall be binding upon the Corporation, its successors and assigns.

     12.4 Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section
6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Corporation to such Participant shall terminate immediately.

     12.5 This Plan and all actions taken hereunder shall be governed by the laws of the State of New Jersey.

     12.6 Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under
Section 83(b) of the Code, or any similar provision thereof.

     12.7 If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

     12.8 The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Corporation or any of its Subsidiaries to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

     12.9 The Plan is not subject to the provisions of ERISA or qualified  under
Section 401(a) of the Code.

     12.10 If a Participant is required to pay to the Corporation an amount with respect to income and employment tax withholding obligations in connection with
(i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation. The Committee, in its sole discretion and subject to such rules as it may adopt, may permit the Participant to satisfy such obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Common Stock be paid in the form of cash in lieu of the issuance of Common Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum federal and state income and employment tax liability arising from the transfer of the Common Stock to the Participant. Notwithstanding any other provision of the Plan, any election under this Section 12.10 is required to satisfy the applicable requirements of Rule 16b-3 under the Act.

                             IDM ENVIRONMENTAL CORP.
                              396 Whitehead Avenue
                          South River, New Jersey 08882

                    Proxy for Annual Meeting of Shareholders
                           to be held on June 2, 1998

           This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Joel A. Freedman and Frank A. Falco, and each of them, as Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at an Annual Meeting of Shareholders (the "Meeting") of IDM Environmental Corp., a New Jersey
corporation (the "Company"), on June 2, 1998, at 10:00 a.m., or at any adjournment or adjournments thereof, in the manner designated below, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present.

  1. GRANTING WITHHOLDING authority to vote for the election as a director of the Company the following nominees: Michael Killeen (Class I), Mark Franceschini (Class I), Robert McGuinness (Class II), and Richard Keller (Class II).

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

  2. Proposal to adopt the IDM Environmental Corp. 1998 Comprehensive Stock Option and Award Plan.

                    FOR          AGAINST            ABSTAIN
            -------      ------            -------

  3. Proposal to authorize the issuance of common shares in excess of 3,285,438 on the conversion of outstanding Series C Preferred Shares and Warrants.

                    FOR          AGAINST             ABSTAIN
            -------      -------            --------

  4. Proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares from 31,000,000 to 76,000,000, consisting of 75,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock.

                    FOR          AGAINST             ABSTAIN
           --------      --------            --------

  5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3 AND 4 AND FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS.

                       Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

                       DATED:                           , 199
                            ---------------------------      --------

                       ----------------------------------------------
                       Signature

                       ----------------------------------------------
                       Signature if held jointly

PLEASE  MARK,  SIGN,  DATE AND RETURN  THIS PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE